                                                                    Exhibit 24


                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------

                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of May, 1995.


                                      /s/  Frank C. Carlucci
                                      ----------------------

                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------

                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 29th day of April, 1995.



                               /s/ R. E. Cawthorn
                               ------------------

                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------

                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of April, 1995.


                                  /s/ Gary M. Clark
                                  -----------------

                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------

                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of April, 1995.


                             /s/ George H. Conrades
                             ----------------------

                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------
                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 2nd day of May, 1995.


                            /s/ William H. Gray III
                            -----------------------

                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------


                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of April, 1995.


                             /s/ Michael H. Jordan
                             ---------------------

                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------

                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 28th day of April, 1995.


                            /s/ David T. McLaughlin
                            -----------------------

                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------
                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of April, 1995.


                             /s/ Richard M. Morrow
                             ---------------------

                                                   1991 LONG-TERM INCENTIVE PLAN
                                                   -----------------------------

                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 27th day of April, 1995.



                           /s/ Richard R. Pivirotto
                           ------------------------

                                                  1991 LONG-TERM INCENTIVE PLAN
                                                  -----------------------------

                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of May, 1995.


                                /s/ Paula Stern
                                ---------------

                                                  1991 LONG-TERM INCENTIVE PLAN
                                                  -----------------------------

                              POWER OF ATTORNEY
                              -----------------

         The undersigned director and/or officer, or both, of WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation (Westinghouse), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration under said Act of seven and one half million (7,500,000) shares of common stock, par value $1.00 per share, of the Corporation, in connection with the Corporation's 1991 Long-Term Incentive Plan, as amended, hereby constitutes and appoints Michael H. Jordan, Gary M. Clark, Fredric G. Reynolds and Louis J. Valerio, his/her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the others, his/her true and lawful attorney-in-fact and agent, for him/her and in his/her name, place and stead, in any and all capacities, to sign said Registration Statement, and any and all amendments thereto, with power where appropriate to affix the corporate seal of Westinghouse thereto and to attest said seal, and to file said Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has duly signed this Power of Attorney this 1st day of May, 1995.



                                   /s/ R. D. Walter
                                   ----------------